SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2005


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2005


                             Payment Date: 12/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        60,754,761.58    5.393891%     1,086,816.21    273,087.14    1,359,903.35       0.00       0.00
                        2A1       287,315,577.53    5.422879%     6,025,035.22  1,298,398.02    7,323,433.24       0.00       0.00
                        2A2        42,046,428.90    5.422879%       881,717.65    190,010.58    1,071,728.23       0.00       0.00
                        3A1        90,983,343.41    5.479222%     1,944,008.79    415,431.65    2,359,440.44       0.00       0.00
                        3A2         4,044,137.75    5.479222%        86,409.66     18,465.61      104,875.27       0.00       0.00
                        3IO        95,027,481.16    0.228000%             0.00     18,055.22       18,055.22       0.00       0.00
                        B1         14,939,645.53    5.478029%         2,324.08     68,199.85       70,523.93       0.00       0.00
                        B2          6,894,759.83    5.478029%         1,072.58     31,474.75       32,547.33       0.00       0.00
                        B3          4,021,943.23    5.478029%           625.67     18,360.27       18,985.94       0.00       0.00
                        B4          3,448,379.15    5.478029%           536.45     15,741.94       16,278.39       0.00       0.00
                        B5          3,159,598.64    5.478029%           491.52     14,423.65       14,915.17       0.00       0.00
                        B6          2,011,746.75    5.478029%           312.96      9,183.67        9,496.63       0.00       0.00
Residual                1AR                 0.00    5.393891%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        519,620,322.30     -           10,029,350.79  2,370,832.33   12,400,183.12     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        59,667,945.37              0.00
                                2A1       281,290,542.31              0.00
                                2A2        41,164,711.25              0.00
                                3A1        89,039,334.62              0.00
                                3A2         3,957,728.09              0.00
                                3IO        92,997,062.71              0.00
                                B1         14,937,321.45              0.00
                                B2          6,893,687.25              0.00
                                B3          4,021,317.56              0.00
                                B4          3,447,842.70              0.00
                                B5          3,159,107.12              0.00
                                B6          2,011,433.79              0.00
Residual                        1AR                 0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        509,590,971.51     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    60,754,761.58     5.393891% 32051GPW9    15.414740      3.873302    846.293814
                           2A1   287,315,577.53     5.422879% 32051GPY5    19.292336      4.157508    900.700419
                           2A2    42,046,428.90     5.422879% 32051GPZ2    19.292336      4.157508    900.700419
                           3A1    90,983,343.41     5.479222% 32051GQA6    18.126632      3.873633    830.234551
                           3A2     4,044,137.75     5.479222% 32051GQB4    18.126633      3.873633    830.234548
                           3IO    95,027,481.16     0.228000% 32051GQC2     0.000000      0.161189    830.234551
                           B1     14,939,645.53     5.478029% 32051GQD0     0.155446      4.561558    999.085108
                           B2      6,894,759.83     5.478029% 32051GQE8     0.155446      4.561558    999.085109
                           B3      4,021,943.23     5.478029% 32051GQF5     0.155446      4.561558    999.085108
                           B4      3,448,379.15     5.478029% 32051GQG3     0.155448      4.561558    999.085106
                           B5      3,159,598.64     5.478029% 32051GQH1     0.155446      4.561558    999.085111
                           B6      2,011,746.75     5.478029% 32051GQJ7     0.155448      4.561558    999.085108
Residual                   1AR             0.00     5.393891% 32051GPX7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     519,620,322.30       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        64,165,097.47   345,284,266.70   100,141,607.30
Loan count                    258             1758              184
Avg loan rate           5.768891%        5.797879%        6.082222%
Prepay amount        1,077,439.98     6,851,842.25     2,018,937.87

                          Total
                          -----
Prin balance       509,590,971.47
Loan count                   2200
Avg loan rate                5.85
Prepay amount        9,948,220.10

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        20,173.93       108,886.90        31,588.45
Sub servicer fees            0.00             0.00             0.00
Trustee fees               217.51         1,173.98           340.58


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees       160,649.28
Sub servicer fees            0.00
Trustee fees             1,732.07


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,500,124.76     7,617,133.66     2,383,249.09
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               11,500,507.51
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            519,620,322.30
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          13                 2,267,130.63
60 to 89 days                           2                   551,700.00
90 or more                              4                 3,185,985.91
Foreclosure                             1                   229,569.46

Totals:                                20                 6,234,386.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,400,183.12         12,400,183.12
Principal remittance amount           10,029,350.79         10,029,350.79
Interest remittance amount             2,370,832.33          2,370,832.33